Exhibit 10.6

CONFIDENTIAL TREATMENT

ita Software

141 Portland Street Suite 700 Cambridge, MA 02139

Tel: 617.714.2100

Fax: 617.621.3913

March 11, 2008

Keith Melnick

Kayak Software Corporation/Sidestep, Inc.

27 Ann Street

Norwalk, CT 06854

Re: Merger of Sidestep Inc. with Kayak Software Corp.

Dear Keith,

Reference is made to that certain Services Agreement dated August 2, 2005, as amended (the “SideStep Agreement”), between ITA Software, Inc. (“ITA”) and SideStep Inc. (“SideStep”), and to that certain Services Agreement dated March 3, 3005, as amended (the “Kayak Agreement”), between ITA and Kayak Software Corporation (“Kayak”).

This letter will confirm that as a result of a merger, SideStep became a wholly-owned subsidiary of Kayak on or about December 21, 2007. Consequently, as of January 5, 2008, all Queries previously submitted to ITA from the SideStep System (as defined in the SideStep Agreement) pursuant to the SideStep Agreement, are now submitted to ITA by Kayak. Accordingly, Kayak and ITA hereby agree as follows:

As of February 1, 2008:

1. The definition of Site in the Kayak Agreement is amended to include sidestep.com; and

2. The SideStep Agreement is terminated by mutual consent of the parties.

In accordance with the foregoing, the []* Execution Units employed by ITA for the benefit of SideStep as of the date hereof will be repurposed to the Kayak server farm, and Kayak shall assume responsibility for payment for such Execution Units pursuant to Section 6.3.1 of Exhibit B to the Kayak Agreement.

Please indicate your acceptance of the foregoing by countersigning below.

www.itasoftware.com

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ita Software

Very truly yours,

/s/ Jeremy Wertheimer

Jeremy Wertheimer
President
ITA Software, Inc.

Accepted and approved:

/s/ Steve Hafner
Steve Hafner
President and CEO
Kayak Software Corporation
SideStep, Inc. (a wholly owned subsidiary of Kayak)

www.itasoftware.com

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.